Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2114

 Emerging Markets Dividend Portfolio 2021-1

 Supplement to the Prospectus

Effective March 8, 2021, Companhia Brasileira de Distribuicao (ticker: CBD) has separated into two publicly traded companies, Companhia Brasileira de Distribuicao and Sendas Distribuidora S.A. (ticker: ASAI). The Portfolio will receive an American Depositary Receipt (“ADR”) representing one share of Sendas Distribuidora S.A. for every ADR representing one share of Companhia Brasileira de Distribuicao that it owns. The Portfolio will continue to hold and buy ADRs representing shares of Companhia Brasileira de Distribuicao and will continue to hold and buy ADRs representing shares of Sendas Distribuidora S.A.

Supplement Dated: March 9, 2021